Subsequent events	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
29. Subsequent events
Dividends
On February 12, 2025, the Board of Directors of Copa Holdings approved a 2025 dividend of $1.61 cents per share per quarter, maintaining the last year dividend payment. Proposed dividends are subject to board ratification each quarter, and are not recognized as a liability as at December 31, 2024.
Stock Grants
During the first quarter of 2025, the Compensation Committee of the Company’s Board of Directors approved 3 awards. Awards under these plans will grant approximately 39,653 shares of non-vested stock, which will vest over a period of 3 years. The Company estimates the fair value of these awards to be approximately $3.9 million and the 2024 compensation cost for these plans will be $1.9 million.
Purchase contracts
During the first quarter of 2025, the Company exercised its option over the acquisition of 6 additional Boeing 737 MAX aircraft, to be delivered in 2028. By exercising this option, the company's current Boeing 737 MAX order increases to 57 aircraft.
Voluntary Self -disclosure
During the first quarter of 2025, the Company has filed a Final Voluntary Self-Disclosure with the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) regarding a potential violation of the United States Cuban Assets Control Regulations (CACR). The Company is cooperating with OFAC, and plans to provide responses to its questions regarding the disclosures. At this moment, the Company does not have the capacity to determine any possible impact on the financial statements.